Exhibit 99.1

iHeartMedia Enters into Transaction Support Agreement to Strengthen Balance Sheet

NEW YORK – November 7, 2024 – iHeartMedia, Inc. (NASDAQ: IHRT) (“iHeartMedia” or the “Company”) today announced that it and certain of its subsidiaries (collectively with the Company, the “iHeartMedia Parties”) have entered into a Transaction Support Agreement (the “TSA”) with certain lenders and holders (or their managers, advisors or sub-advisors) (collectively, the “Initial Supporting Holders”) of iHeartCommunications, Inc.’s (“iHeartCommunications”) outstanding notes and term loans. The Initial Supporting Holders represent approximately 80% of the aggregate principal amount of the Existing Debt (as defined below), including approximately 77% of the aggregate principal amount of iHeartCommunications’ outstanding senior secured notes due 2026, 79% of the aggregate principal amount of its outstanding senior secured notes due 2027, 38% of the aggregate principal amount of its outstanding senior secured notes due 2028, 71% of the aggregate principal amount of its outstanding senior unsecured notes due 2027, and 92% of the aggregate principal amount of its outstanding term loans (all such notes and term loans outstanding collectively, the “Existing Debt”).

The iHeartMedia Parties and the Initial Supporting Holders have agreed to the terms of, and to support, (i) exchange offer transactions that will be offered to all holders of the Existing Debt, consisting of two alternative exchange transaction structures, each of which will extend the maturity of the Existing Debt tendered in the exchange offer transactions by three years, and (ii) concurrent consent solicitations to amend certain provisions in the indentures and credit agreement governing the Existing Debt. In the first transaction structure, if certain thresholds of holder participation are met, iHeartCommunications will issue new secured debt in exchange for the Existing Debt held by participating holders. Alternatively, if certain thresholds of holder participation are not met, newly-formed subsidiaries of the Company holding certain transferred assets and an intercompany note (to be issued by iHeartMedia + Entertainment, Inc.) will issue new secured debt in exchange for the Existing Debt held by participating holders. Completion of either exchange transaction will result in a strengthened financial position, providing iHeartMedia with additional flexibility to execute on its strategy and business initiatives.

Concurrently with entry into the TSA, the Company also entered into an amendment to its ABL facility (the “ABL Amendment”) to, among other things, permit both exchange transaction alternatives and other transactions related to the exchange, amend certain covenants and provisions and increase the interest rate. The amendments contained in the ABL Amendment will become effective upon the satisfaction or waiver of certain conditions, including the consummation of one of the transactions contemplated by the TSA.

iHeartMedia expects to commence the exchange offer in the near term.

The Company today filed a Form 8-K with the Securities and Exchange Commission, which contains further details regarding the terms of the TSA and the related transactions and a copy of the ABL Amendment. The foregoing descriptions of the TSA and the ABL Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the TSA and the ABL Amendment.

This press release is not intended to be, and does not constitute, an offer to sell, buy or subscribe for any securities or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Simpson Thacher & Bartlett LLP served as counsel and PJT Partners served as financial advisor to the Company. Davis Polk & Wardwell LLP served as counsel and Perella Weinberg Partners served as financial advisor to an ad hoc group of certain of the Initial Supporting Holders.

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “will,” “potential,” “positioned,” “estimates,” “forecast,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances are intended to identify such forward-looking statements. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete any of the transactions on the terms contemplated by the TSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of any such transactions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our anticipated growth and financial performance, our expected costs savings and other capital and operating expense reduction initiatives, utilizing new technologies and programmatic platforms, trends in the advertising industry, and strategies and initiatives are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks related to weak or uncertain global economic conditions and our dependence on advertising revenues; competition, including increased competition from alternative media platforms and technologies; dependence upon our brand and the performance of on-air talent, program hosts and management; fluctuations in operating costs; technological and industry changes and innovations; shifts in population and other demographics; risks related to our use of artificial intelligence, impact of acquisitions, dispositions and other strategic transactions; risks related to our indebtedness; legislative or regulatory requirements; impact of legislation, ongoing litigation or royalty audits on music licensing and royalties; regulations and concerns regarding privacy and data protection and breaches of information security measures; risks related to scrutiny of environmental, social and governance matters; risks related to our Class A common stock; and regulations impacting our business and the ownership of our securities. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Part I, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Annual Reports on Form 10-K and “Part II, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

About iHeartMedia, Inc.

iHeartMedia, Inc. [Nasdaq: IHRT] is the leading audio media company in America, reaching over 90% of Americans every month. iHeart’s broadcast radio assets alone have more consumer reach in the U.S. than any other media outlet; twice the reach of the next largest broadcast radio company; and over four times the ad-enabled reach of the largest digital only audio service. iHeart is the largest podcast publisher according to Podtrac, with more downloads than the next two podcast publishers combined and has the number one social footprint among audio players, with seven times more followers than the next audio media brand, and the only fully integrated audio ad tech solution across broadcast, streaming and podcasts. The company continues to leverage its strong audience connection and unparalleled consumer reach to build new platforms, products and services.

Contact:

Media

Wendy Goldberg

Chief Communications Officer

(212) 377-1105

wendygoldberg@iheartmedia.com

Investors

Mike McGuinness

EVP, Deputy CFO, and Head of Investor Relations

(212) 377-1336

mbm@iheartmedia.com

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